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                                                                     Exhibit 3.9

                                                         State of Delaware
                                                        Secretary of State
                                                     Division of Corporations
                                                   Delivered 06:47 PM 07/09/2003
                                                     FILED 06:47 PM 07/09/2003
                                                   SRV 030452455 - 3637127 FILE

                            CERTIFICATE OF FORMATION

                                       OF

                                   CCH I, LLC

     1. The name of the limited liability company is CCH I, LLC.

     2. The address of its registered office in the State of Delaware is 2711 Centervillo Road, Suite 400, Wilmington. Delaware, 19808, County of New Castle. The name of its registered agent at such address is Corporation Service Company.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation of CCH I, LLC this 9th day of July, 2003.


                                        /s/ Janeen G. Domagalski
                                        ----------------------------------------
                                        Janeen G. Domagalski
                                        Authorized Person

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                            CERTIFICATE OF FORMATION

                                       OF

                                   CCH I, LLC

     1. The name of the limited liability company is CCH I, LLC.

     2. The address of its registered office in the State of Delaware is 2711 Centerville Road, Suite 400, Wilmington, Delaware, 19808, County of New Castle. The name of its registered agent at such address is Corporation Service Company.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation of CCH I, LLC this 9th day of July, 2003.


                                        /s/ Janeen G. Domagalski
                                        ----------------------------------------
                                        Janeen G. Domagalski
                                        Authorized Person